SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) November 10, 2000
                                                         -------------------


                       Magellan Filmed Entertainment, Inc.
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                Exact Name of Registrant as Specified in Charter)


           Nevada                     0-29011             52-2048394
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      (State or other Jurisdiction    (Commission        (IRS Employer
            of Incorporation)         File Number)     Identification No.)


                     8756 122nd Avenue NE Kirkland, WA 98033
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              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (425) 827-7817
                                                         ----------------

                The Storm High Performance Sound Corp.
      -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



This report describes the change in the Registrants independent accountants.

Item 4

The Registrants independent accountant accepted a full time position with a new employer, and consequently, is discontinuing providing accountant services as a sole practitioner. Therefore, effective November 10, 2000, the Board of Directors accepted his resignation as the Company's accountant. The Registrant does not have an audit or similar committee of the Board of Directors.

The Accountant's report on the financial statement of North Coast Productions, Inc. for the year ended December 31, 1999 was modified with a "going concern qualification" having to do with uncertainties about the ability of the Company to continue as a going concern. North Coast became the successor Registrant in April, 2000, as the result of a reverse merger transaction with and under the corporate name The Storm High Performance Sound Corporation, which name was changed to Magellan Filmed Entertainment, Inc. effective September, 2000.

There have been no disagreements with the accountant that were not resolved on any matter of accounting principles or practices, financial statement disclosures, or auditing scope ;or procedure.

The Board of Directors of the Registrant has approved the appointment of a new independent accountant, Williams and Webster, effective November 14, 2000, to audit the Registrant's financial statements. The Registrant did not consult the newly engaged accountant in either of the two most recent fiscal years, nor in any subsequent interim period prior to engaging the accountant.


                                  EXHIBIT INDEX

Exhibit                            Description

 16.1 Letter from the Registrant's resigning independent accountant, Alan Jorgensen, CPA, to Registrant dated November 10, 2000.

 16.2 Letter from the Registrant's resigning independent accountant, Alan Jorgensen, CPA to U.S Securities and Exchange Commission dated November 17, 2000


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated November 16, 2000                     Magellan Filmed Entertainment, Inc.

                                            By:  /s/ Patrick F. Charles
                                               ------------------------
                                               Patrick F. Charles, President




Exhibit 16.1

                                  W. Alan Jorgensen
                             Certified Public Accountant

                    720 Third Avenue, Suite 1910, Seattle WA 98104

206 521-0403                                                    Fax 2060624-3999

                                  November 10, 2000


Board of Directors
Magellan Filmed Entertainment, Inc.
Kirkland, WA

     Re:   Resignation letter

This letter is to advise you that effective November 10,2000, I am resigning as the auditor for Magellan Filmed Entertainment, Inc., SEC file No. 1.000-29011.

With respect to Item 304 of Regulation SB you are advised that my opinion on the Company's financial statements have been modified with a "going concern qualification", having to do with uncertainties about the ability of the Company to continue as a going concern. Also, there have been no disagreements that were not resolved on any ;matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure.

                                          Sincerely,

                                          s/ W. Alan Jorgensen

                                          W. Alan Jorgensen, CPA



Exhibit 16.1

                                  W. Alan Jorgensen
                             Certified Public Accountant

                    720 Third Avenue, Suite 1910, Seattle WA 98104

206 521-0403                                                    Fax 2060624-3999

                                  November 17, 2000



U.S. Securities and Exchange Commission
Washington, D.C. 20549

     RE:   Megellan Filmed Entertainment, Inc.,
           SEC File No. 029011

     I have read the 8-K dated November 16, 2000 for Magellan Filmed Entertainment, Inc., (SEC File No. 029011) regarding my resignation as auditor. I agree with the statements made therein.

                                          Sincerely,

                                          s/ W. Alan Jorgensen

                                          W. Alan Jorgensen, CPA